                                                                    EXHIBIT 99.1

                            COMPUTATIONAL MATERIAL

                                 [ADVANTA LOGO]

                                 $[400,000,000]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A
      ADVANTA REVOLVING HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2000-A

                        ADVANTA CONDUIT RECEIVABLES, INC.
                                     SPONSOR

                           ADVANTA MORTGAGE CORP. USA
                                 MASTER SERVICER

                           AMBAC ASSURANCE CORPORATION
                                  BOND INSURER

                        $[400,000,000] ASSET-BACKED NOTES




                             COMPUTATIONAL MATERIALS






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 2                  [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials

                                                                               EXPECTED
                        APPROXIMATE          EXPECTED           AVERAGE       PRINCIPAL                   EXPECTED
      OFFERED              SIZE               RATINGS          LIFE (1)       WINDOW (1)       DAY         FINAL       LEGAL FINAL
    SECURITIES         ($ MILLIONS)        (MOODY'S/S&P)     (CALL / MAT)    (CALL / MAT)     COUNT       MATURITY       MATURITY
    ----------         ------------        -------------     ------------    ------------     -----       --------       --------
       Notes            $[ 400.0 ]            Aaa/AAA         2.54 / 2.73      86 / 171      Act/360      6/25/07        8/25/24

(1) THE NOTES WILL BE PRICED TO THE 10% CLEAN-UP CALL (I.E., WHEN THE COLLATERAL BALANCE IS EQUAL TO OR LESS THAN $40,000,000).


SPONSOR:                            Advanta Conduit Receivables, Inc.

MASTER SERVICER:                    Advanta Mortgage Corp. USA

ORIGINATORS:                        Advanta National Bank, Advanta Bank Corp.
                                    and Advanta Finance Corp.

INDENTURE TRUSTEE:                  Bankers Trust Company of California, N.A.

OWNER TRUSTEE:                      Wilmington Trust Company

BOND INSURER:                       Ambac Assurance Corporation

UNDERWRITERS:                       Bear, Stearns & Co. Inc. (Lead Manager),
                                    Morgan Stanley Dean Witter,
                                    Prudential Securities Corporation and
                                    Salomon Smith Barney, Inc.
                                    (Co-Managers).

CUT-OFF DATE:                       Close of business on March 31, 2000.

EXPECTED PRICING DATE:              On or about April [18], 2000.

PRICING PREPAYMENT SPEED:           30% CPR, 5% Constant Draw Rate.

EXPECTED SETTLEMENT
AND REGISTRATION:                   On or about April [27], 2000 through DTC,
                                    Euroclear and Clearstream.

PAYMENT DATES:                      The 25th of each month, beginning May 25,
                                    2000.

PRE-FUNDING ACCOUNT:                On the Closing Date, approximately
                                    $[119,000,000] will be deposited into the Pre-Funding Account. With these funds, the Trust will purchase subsequent mortgage loans until the earlier of (i) August 31, 2000; (ii) the date on which the amount on deposit in the Pre-Funding Account is less than or equal to $100,000; and (iii) the occurrence of an Event of Default under the Indenture.

CAPITALIZED INTEREST
ACCOUNT: On the closing date, cash will be deposited into the capitalized interest account. This amount will be used to cover any interest shortfalls on the notes that may arise because money on deposit in the pre-funding account is not expected to generate as much interest income as would an equivalent amount of mortgage loans.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 3                  [Bear Stearns LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials

NOTES: The Trust will issue variable rate notes ("the Notes") in the aggregate principal balance of $[400,000,000] (the "Original Note Balance"), collateralized by the Loans.

DENOMINATIONS:                      The Notes will be offered for purchase in
                                    minimum denominations of $1,000 and
                                    multiples of $1 in excess thereof.

LOANS: A pool of adjustable rate revolving home equity credit line loans secured by either first or second mortgages or deeds of trust on one- to four-family residential properties, condominiums and manufactured homes made under certain home equity revolving credit line loan agreements (the "Credit Line Agreements").

INTEREST ACCRUAL PERIOD:            Interest will accrue from the prior Payment
                                    Date (or in the case of the first Payment
                                    Date, from the Closing Date) through the day preceding the current Payment Date
                                    (Actual/360 basis).

REMITTANCE PERIOD:                  As to any Payment Date, the calendar month
                                    preceding the month of such Payment
                                    Date.

RECORD DATE:                        With respect to any Payment Date, the
                                    business day immediately preceding such
                                    Payment Date as long as the Notes are
                                    maintained in book entry form. If definitive notes are issued, the record date will be the last day of the month preceding the Payment Date.

CLEAN-UP CALL DATE:                 On the first Payment Date after the
                                    aggregate principal balance of the mortgage loans is reduced to an amount less than or equal to 10% of the Original Note Balance
                                    (i.e., when the aggregate principal balance of the mortgage loans is less than or equal to $40,000,000).

STEP-UP COUPON:                     For Payment Dates occurring after the
                                    Clean-up Call Date, the spread to LIBOR
                                    on the Notes will double.

SUBSEQUENT DRAWS:                   Any additional balances arising as a result
                                    of draws under the Credit Line Agreements
                                    ("Additional Balance") subsequent to the
                                    Cut-off Date will automatically be assigned to the Trust, and depending on the timing of such draws and the amount of principal collections, may result in a corresponding increase in the Overcollateralization Amount
                                    (defined as the amount by which the
                                    aggregate pool principal balance and the amount on deposit in the Pre-Funding Account exceeds the outstanding Note Principal
                                    Balance).

CREDIT ENHANCEMENT:                 Credit enhancement with respect to the Notes
                                    will be provided by (1) Excess Cashflow (as defined on page 7 herein), (2) overcollateralization, and (3) the
                                    Certificate Guaranty Insurance Policy.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 4                [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


OVERCOLLATERALIZATION:              The Bond Insurer will require that the
                                    Overcollateralization Amount be
                                    maintained at a certain specified level (the
                                    "Specified Overcollateralization
                                    Amount").

                                    The Bond Insurer may permit the Specified
                                    Overcollateralization Amount to decrease or
                                    "step-down" over time, subject to certain floors and triggers. If certain trigger(s) are hit, the specified overcollateralization increases.

                                    The Overcollateralization Amount as of the Closing Date is expected to be less than the Specified Overcollateralization Amount, thus requiring an increase in the
                                    Overcollateralization Amount on future
                                    Payment Dates until it equals the Specified
                                    Overcollateralization Amount.

NOTE RATE:                          The Note Rate for each Interest Accrual
                                    Period will equal the lesser of:

                                    (i)     (x) with respect to any Payment Date
                                            which occurs on or prior to the
                                            Clean-up Call Date, the per annum
                                            rate equal to the sum of (a) the
                                            London interbank offered rate for
                                            one-month Eurodollar deposits
                                            appearing on Telerate Screen Page
                                            3750 (LIBOR) as of the second LIBOR
                                            Business Day prior to the first day
                                            of such Interest Accrual Period
                                            (or as of the second LIBOR Business
                                            Day prior to the Closing Date, in
                                            the case of the first Interest
                                            Accrual Period) and (b) [__]% and
                                            (y) for any Payment Date thereafter,
                                            the per annum rate equal to the sum
                                            of (a) LIBOR and (b) [2x the pricing
                                            spread]% (the rate described in
                                            this clause (i), the "Formula Rate")
                                            and

                                    (ii)    (x) the per annum rate equal to (x)
                                            (A) the product of (i) 12, and
                                            (ii) the interest due on the Loans
                                            during the related Remittance
                                            Period, minus the amount of
                                            Prepayment Interest Shortfalls and
                                            Relief Act Shortfalls for the
                                            Remittance Period, net of the fee
                                            payable to the Master Servicer (the
                                            "Servicing Fee"), the fee payable
                                            to the Indenture Trustee (the
                                            "Indenture Trustee Fee"), the fee
                                            payable to the Owner Trustee (the
                                            "Owner Trustee Fee") and the
                                            premium payable to the Insurer (the
                                            "Premium Amount") for the related
                                            Remittance Period, divided by (B)
                                            the aggregate principal balance of
                                            the Loans as of the beginning of the
                                            related Remittance Period, less (y)
                                            0.50% (the rate described in this
                                            clause (y) the "Net Funds Cap
                                            Rate").

NET FUNDS CAP
CARRY FORWARD:                      For any Payment Date, if the amount of
                                    interest due on the Notes is calculated
                                    at the Net Funds Cap Rate, then the
                                    difference between the amount of interest due and the amount that would have been due if interest were calculated at the Formula Rate (such difference the "Net Funds
                                    Cap Carry Forward Amount") will
                                    be payable (together with interest thereon at the Formula Rate) on future
                                    Payment Dates to the extent of the funds available therefor as described below under the heading "Cash Flow Waterfall."
                                    Payment of such amounts are not
                                    covered by the Certificate Guaranty
                                    Insurance Policy nor are they guaranteed by the Sponsor or the Master Servicer.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 5                [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials

PRINCIPAL PAYMENTS
FOR THE NOTES:                      Principal payments on the Notes have been
                                    divided into two periods, the
                                    Managed Amortization Period and the Rapid
                                    Amortization Period.  The Managed
                                    Amortization Period will commence on May 25,
                                    2000 (the "Initial Payment Date")
                                    and will end on the [36]th Payment Date (or, if earlier, the Payment Date immediately following the occurrence of a Rapid Amortization Event). The
                                    Rapid Amortization Period will commence on the Payment Date immediately following the end of the Managed
                                    Amortization Period and will end on the
                                    Payment Date on which the Note Principal
                                    Balance has been reduced to zero.

                                    On each Payment Date, the holders of the Notes will be entitled to receive the Scheduled Principal Distribution Amount for such Payment Date. The aggregate distributions of principal to the Noteholders will not exceed the Original Note Principal Balance.

                                    On any Payment Date during the Managed
                                    Amortization Period, the Scheduled Principal
                                    Distribution Amount will equal the excess
                                    (but in no event less than $0) of (x) the lesser of (i) the Maximum Principal Payment and (ii) the Net Principal Collections over
                                    (y) the Overcollateralization Reduction
                                    Amount, if any, with respect to such Payment
                                    Date.

                                    With respect to any Payment Date, the
                                    Maximum Principal Payment will equal
                                    [94.80]% (the Fixed Allocation Percentage) of the Principal Collections for the related Remittance Period.

                                    With respect to any Payment Date, Net
                                    Principal Collections are the excess of (x)
                                    Principal Collections for the related
                                    Remittance Period over (y) the aggregate principal amount of Additional Balances arising during the related Remittance Period, provided, that in no event will the Net Principal Collections be less than $0 with respect to any Payment Date.

                                    On any Payment Date during the Rapid
                                    Amortization Period, the Scheduled Principal
                                    Distribution Amount will equal the excess
                                    (but in no event less than $0) of (x) the Maximum Principal Payment over (y) the Overcollateralization Reduction Amount, if any, with respect to such Payment Date.

                                    With respect to any Payment Date, the
                                    Overcollateralization Reduction Amount will be the lesser of (i) the excess of (x) the Overcollateralization Amount for such Payment Date (assuming that 100% of the Scheduled Principal Distribution Amount for such Payment Date will be applied as a reduction in the Principal Balance on such Payment Date), over (y) the Specified Overcollateralization Amount for such Payment Date, and (ii) the Scheduled Principal Distribution Amount for such Payment Date (calculated without taking into account any Overcollateralization Reduction Amount for such Payment Date).

ACCELERATED PRINCIPAL
PAYMENTS:                           The holders of the Notes may receive a
                                    payment of Excess Cashflow on any
                                    Payment Date, as a payment of principal
                                    (any such payment, an Accelerated


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 6                 [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             COMPUTATIONAL MATERIALS

                                    Principal Payment), for the purpose of
                                    increasing the Overcollateralization Amount applicable to such Payment Date.

CASH FLOW WATERFALL:                On each Payment Date, to the extent of the
                                    available funds, the Indenture Trustee will make the following allocations, disbursements and transfers in the following order of priority:

                                    1)  fees due to the Indenture Trustee and
                                        Owner Trustee;

                                    2)  the Premium Amount payable to the
                                        Insurer;

                                    3)  interest on the Notes at the Note Rate
                                        to the Noteholders;

                                    4)  any unpaid interest on the Notes from
                                        prior Payment Dates to the Noteholders;

                                    5)  Scheduled Principal Distribution Amount
                                        to the Noteholders;

                                    6)  as a distribution of principal, any
                                        amount remaining on deposit in the
                                        Pre-Funding Account following the
                                        end of the Pre-Funding Period to the
                                        Noteholders;

                                    7)  as a distribution of principal, the
                                        Overcollateralization Deficit to the
                                        Noteholders;

                                    8)  any Reimbursement Amount to the Insurer;

                                    9)  the Accelerated Principal Payment in
                                        satisfaction of the
                                        overcollateralization requirements to
                                        the Noteholders;

                                    10) any Net Funds Cap Carry-Forward Amount
                                        then due to the Noteholders;

                                    11) reimbursement to the Master Servicer for
                                        any Servicer Advances to the extent
                                        not previously reimbursed;

                                    12) any expenses due and not previously
                                        paid to the Indenture Trustee and the
                                        Owner Trustee; and

                                    13) any amount remaining to the
                                        Certificateholders.

                                    With respect to any Payment Date, the
                                    Overcollateralization Deficit will be the amount, if any, by which the current Note Principal Balance (after taking into account the payment of all principal from sources other than the Policy on such Payment Date), exceeds the sum of the aggregate principal balance of the Loans and the amount on deposit in the Pre-Funding Account as of such Payment Date.

                                    With respect to any Payment Date, the
                                    "Excess Cashflow" will be the available
                                    funds with respect to such Payment Date
                                    remaining after the distribution of the
                                    amounts in clauses (1) through (8) above on such Payment Date.

SERVICING FEE:                      0.75% per annum (the Servicing Fee Rate) on
                                    the aggregate principal balances of the
                                    Loans.

ADVANCES:                           Servicing Advances only (not P&I Advances).

TAX STATUS:                         The Notes will be characterized as debt.

ERISA ELIGIBILITY:                  The Notes are expected to be ERISA eligible.

SMMEA ELIGIBILITY:                  The offered securities will NOT be SMMEA
                                    eligible.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 7                  [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                         AVERAGE LIFE SENSITIVITY TABLES


TO 10% CALL

                                                % PREPAYMENT IN CPR
CONSTANT DRAW RATE                  10%    20%    25%   30%   35%   40%   45%
------------------------------------------------------------------------------
0%    WAL in years                  7.5    3.6    2.8   2.3   1.9   1.5   1.3
      Expected Final in months      270    128     99    80    67    57    49
------------------------------------------------------------------------------
5%    WAL in years                  8.6    4.1    3.2   2.5   2.1   1.7   1.4
      Expected Final in months      274    136    106    86    71    60    52
------------------------------------------------------------------------------
10%   WAL in years                 10.0    4.7    3.6   2.9   2.3   1.9   1.6
      Expected Final in months      274    145    113    91    76    64    55


TO MATURITY

                                                % PREPAYMENT IN CPR
CONSTANT DRAW RATE                  10%    20%    25%   30%   35%   40%   45%
------------------------------------------------------------------------------
0%    WAL in years                  7.5    3.9    3.1   2.5   2.0   1.7   1.4
      Expected Final in months      279    264    205   166   138   116    99
------------------------------------------------------------------------------
5%    WAL in years                  8.6    4.4    3.4   2.7   2.2   1.8   1.5
      Expected Final in months      279    273    212   171   142   120   103
------------------------------------------------------------------------------
10%   WAL in years                 10.0    5.0    3.8   3.0   2.5   2.0   1.7
      Expected Final in months      279    274    218   176   146   124   106


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 8                 [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                                 DECREMENT TABLE

                                                                     Notes to 10% CALL
                                         ----------------------------------------------------------------------
                                CPR %         10%       20%       25%       30%       35%       40%       45%
                               DRAW %          5%        5%        5%        5%        5%        5%        5%
                                             ----      ----      ----      ----      ----      ----      ----
PAYMENT DATE
                    Initial % (4/27/00)      100%      100%      100%      100%      100%      100%      100%
                               4/25/01        88%       78%       73%       68%       62%       57%       52%
                               4/25/02        82%       63%       54%       46%       38%       31%       24%
                               4/25/03        77%       51%       40%       31%       23%       16%        9%
                               4/25/04        68%       40%       31%       24%       18%       13%        9%
                               4/25/05        60%       32%       24%       17%       12%        0%        0%
                               4/25/06        53%       26%       18%       12%        0%        0%        0%
                               4/25/07        46%       21%       13%        8%        0%        0%        0%
                               4/25/08        40%       17%       10%        0%        0%        0%        0%
                               4/25/09        38%       13%        0%        0%        0%        0%        0%
                               4/25/10        34%       11%        0%        0%        0%        0%        0%
                               4/25/11        31%        9%        0%        0%        0%        0%        0%
                               4/25/12        28%        0%        0%        0%        0%        0%        0%
                               4/25/13        25%        0%        0%        0%        0%        0%        0%
                               4/25/14        22%        0%        0%        0%        0%        0%        0%
                               4/25/15        20%        0%        0%        0%        0%        0%        0%
                               4/25/16        18%        0%        0%        0%        0%        0%        0%
                               4/25/17        16%        0%        0%        0%        0%        0%        0%
                               4/25/18        15%        0%        0%        0%        0%        0%        0%
                               4/25/19        13%        0%        0%        0%        0%        0%        0%
                               4/25/20        12%        0%        0%        0%        0%        0%        0%
                               4/25/21        11%        0%        0%        0%        0%        0%        0%
                               4/25/22        10%        0%        0%        0%        0%        0%        0%
                               4/25/23         0%        0%        0%        0%        0%        0%        0%

Weighted Average Life (in years)(1)           8.6       4.1       3.2       2.5       2.1       1.7       1.4

Weighted Average Life (in years)(2)           8.6       4.4       3.4       2.7       2.2       1.8       1.5

(1) Assumes that Clean-Up Call (aggregate principal balance of the mortgage loans is equal to or less than 10% of original principal balance of the Notes) is exercised on the Clean-Up Call Date.

(2) Assumes that bonds pay to maturity.

(3) All percentages are rounded to the nearest 1%.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 9                  [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

----------------------------------------------------------------------------

CUT-OFF DATE:            3/31/00                                            Minimum               Maximum
Total Number of Loans:                                   10,014
Total Outstanding Loan Balance:                 $303,541,483.96               $0.00           $400,000.00
Average Loan Principal Balance:                      $30,311.71
Average Credit Limit:                                $33,359.07           $5,000.00           $423,330.00
WA Current Coupon:                                       13.613%              8.500%               18.500%
WA Gross Margin:                                          4.972%              0.000%               10.000%
WA Periodic Cap:                                          5.141%              0.000%               11.500%
WA Annual Cap:                                            5.502%              0.000%               11.500%
WA Maximum Gross Coupon:                                 21.128%              9.399%               24.000%
WA Remaining Term to Maturity (months):                     274                 219                   276
WA Seasoning (months)                                         2                   0                    21
WA Original Term (months):                                  276                 240                   276
Lien Position:
                              First Lien                   4.60%
                             Second Lien                  95.40%

WA CLTV:                                                  99.32%
WA Credit Utilization                                     95.25%
Product Type:
       36 month draw/240 month repayment                  99.99%
       60 month draw/180 month repayment                   0.01%

Documentation:
                                    Full                  94.83%
                                    Lite                   3.22%
                24 month bank statements                   1.50%
                                     NIV                   0.46%*

Property Type:
                       Single Family/PUD                  93.43%
                Rowhouse/Townhouse/Condo                   3.87%
                            2 to 4 Units                   1.45%
                            Manufactured                   1.25%

Geographic Distribution:
                                     CA:                  13.60%
                                     NY:                   6.70%
                                     FL:                   6.17%
                                     MI:                   5.83%
                                     PA:                   4.23%

WA FICO Score:
            For loans with WA CLTV <=100%                   615
            For loans with WA CLTV > 100%                   657

Delinquency Status:
                                  Current                 97.60%
                                1-29 days                  1.89%
                               30-59 days                  0.51%

*Numbers may not add to 100% due to rounding


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                 Page 10                   [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

GEOGRAPHIC DISTRIBUTION

                                                              % OF AGGREGATE
                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                        NUMBER     OUTSTANDING AS OF THE   OUTSTANDING AS OF THE
LOCATION                OF LOANS       CUT-OFF DATE           CUT-OFF DATE
--------                --------   ---------------------  ---------------------

California...........     1,090       $    41,290,615.76            13.60%
New York.............       621            20,339,255.95             6.70%
Florida..............       629            18,723,634.02             6.17%
Michigan.............       704            17,707,970.32             5.83%
Pennsylvania.........       481            12,837,219.63             4.23%
New Jersey...........       366            12,435,464.36             4.10%
Georgia..............       419            12,130,301.13             4.00%
Ohio.................       476            12,098,183.79             3.99%
Illinois.............       423            11,908,392.30             3.92%
Maryland.............       317            10,521,748.95             3.47%
Other*...............     4,488           133,548,697.75            43.99%
                         ------       ------------------           ------
     Total               10,014       $   303,541,483.96           100.00%
                         ======       ==================           =======

*Other includes any State that did not make the top ten distribution on a percentage basis.

PROPERTY TYPES

                                                                 % OF AGGREGATE
                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                         NUMBER     OUTSTANDING AS OF THE  OUTSTANDING AS OF THE
PROPERTY TYPES           OF LOANS        CUT-OFF DATE           CUT-OFF DATE
--------------          --------    ---------------------  ---------------------


Single Family/PUD.......    9,285       $  283,610,852.07            93.43%
Rowhouse/Townhouse/Cond.      424           11,732,583.72             3.87%
2 to 4 Units............      144            4,395,075.45             1.45%
Manufactured............      161            3,802,972.72             1.25%
                           ------       ------------------          ------
     Total                 10,014       $  303,541,483.96           100.00%
                           ======       ==================          =======

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                    Page 11                  [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials



                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

LIEN PRIORITY

                                                                                             % OF AGGREGATE
                                                                   PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                   NUMBER        OUTSTANDING AS OF THE    OUTSTANDING AS OF THE
LIEN PRIORITY                                     OF LOANS           CUT-OFF DATE             CUT-OFF DATE
-------------                                     ---------      ---------------------    ---------------------
First Lien .............                              331           $ 13,976,250.28               4.60%
Junior Lien ............                            9,683            289,565,233.68              95.40%
                                                  ---------      ---------------------    ---------------------
                         Total................     10,014           $303,541,483.96             100.00%
                                                  =========      =====================    =====================

OCCUPANCY STATUS

                                                                                             % OF AGGREGATE
                                                                   PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                   NUMBER        OUTSTANDING AS OF THE     OUTSTANDING AS OF THE
OCCUPANCY STATUS                                  OF LOANS           CUT-OFF DATE             CUT-OFF DATE
----------------                                  ---------      ---------------------    ---------------------
Owner Occupied .........                            9,977           $302,306,447.37              99.59%
Vacation ...............                               14                491,070.40               0.16%
Non-Owner Occupied .....                               23                743,966.19               0.25%
                                                  ---------      ---------------------    ---------------------
                         Total................     10,014           $303,541,483.96             100.00%
                                                  =========      =====================    =====================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 12                 [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


PRINCIPAL BALANCES
                                                                                                % OF AGGREGATE
                                                                      PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                       NUMBER       OUTSTANDING AS OF THE    OUTSTANDING AS OF THE
RANGE OF PRINCIPAL BALANCES                           OF LOANS           CUT-OFF DATE            CUT-OFF DATE
---------------------------                           --------      ---------------------    ----------------------
      $0.00  -        $0.00 .....................          113        $              --               0.00%
      $0.01  -   $25,000.00 .....................        4,783            81,653,303.84              26.91%
 $25,000.01  -   $50,000.00 .....................        3,805           134,618,208.66              44.36%
 $50,000.01  -   $75,000.00 .....................        1,197            74,160,083.04              24.43%
 $75,000.01  -  $100,000.00 .....................           78             6,829,060.40               2.25%
$100,000.01  -  $125,000.00 .....................           12             1,350,489.31               0.44%
$125,000.01  -  $150,000.00 .....................            9             1,254,817.62               0.41%
$150,000.01  -  $200,000.00 .....................            9             1,586,928.33               0.52%
$200,000.01  -  $250,000.00 .....................            4               890,830.52               0.29%
$250,000.01  -  $425,000.00 .....................            4             1,197,762.24               0.39%
                                                      --------      ---------------------    ----------------------
                      Total                             10,014        $  303,541,483.96             100.00%
                                                      ========      =====================    ======================

                                                           Min:     $0.00
                                                           Max:     $400,000.00
                                      Average Principal Balance     $30,311.71

CREDIT LIMITS
                                                                                                % OF AGGREGATE
                                                                      PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                       NUMBER       OUTSTANDING AS OF THE    OUTSTANDING AS OF THE
RANGE OF CREDIT LIMITS                               OF LOANS           CUT-OFF DATE            CUT-OFF DATE
---------------------------                           --------      ---------------------    ----------------------
      $0.01  -    25,000.00 .....................        4,240        $   70,787,045.32              23.32%
  25,000.01  -    50,000.00 .....................        4,148           135,162,429.72              44.53%
  50,000.01  -    75,000.00 .....................        1,480            82,994,257.18              27.34%
  75,000.01  -   100,000.00 .....................           96             7,660,721.97               2.52%
 100,000.01  -   125,000.00 .....................           14             1,367,454.53               0.45%
 125,000.01  -   150,000.00 .....................           13             1,507,576.53               0.50%
 150,000.01  -   200,000.00 .....................           12             1,745,745.14               0.58%
 200,000.01  -   250,000.00 .....................            5             1,073,309.02               0.35%
 250,000.01  -   425,000.00 .....................            6             1,242,944.55               0.41%
                                                      --------      ---------------------    ----------------------
                      Total                             10,014        $  303,541,483.96             100.00%
                                                      ========      =====================    ======================

                                                           Min:     $5,000.00
                                                           Max:     $423,330.00
                                          Average Credit Limit:     $33,359.07


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 13                  [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

CURRENT CREDIT LIMIT UTILIZATION

                                                                                                            % OF AGGREGATE
                                                                          CREDIT LIMIT                      CREDIT LIMIT
                                                       NUMBER               AS OF THE                          AS OF THE
RANGE OF CURRENT CREDIT LIMIT UTILIZATION (%)         OF LOANS          ORIGINATION DATE                  ORIGINATION DATE
---------------------------------------------         --------        ---------------------              ------------------
       0.000  -       0.000 .....................        113          $        2,706,175.00                      0.81%
       0.001  -      50.000 .....................        488                  17,776,240.00                      5.32%
      50.001  -      80.000 .....................        947                  35,200,996.00                     10.54%
      80.001  -      90.000 .....................        463                  17,386,014.00                      5.20%
      90.001  -     100.000 .....................      7,950                 259,427,914.00                     77.66%
     100.001  -     103.000 .....................         53                   1,560,381.00                      0.47%
                                                      --------        ---------------------              -----------------
                      Total .....................     10,014          $      334,057,720.00                    100.00%
                                                      ========        =====================              =================

                                                          Min:        0.000%
                                                          Max:        101.367%
                                           WA by Credit Limit:        95.248%


COUPON RATES

                                                                                                           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE                PRINCIPAL BALANCE
                                                       NUMBER         OUTSTANDING AS OF THE              OUTSTANDING AS OF THE
RANGE OF COUPON RATES (%)                             OF LOANS            CUT-OFF DATE                       CUT-OFF DATE
---------------------------------------------         --------        ---------------------               ---------------------
       8.001  -       9.000 .....................         46          $        2,040,395.60                      0.67%
       9.001  -      10.000 .....................        126                   6,115,004.15                      2.01%
      10.001  -      11.000 .....................        546                  20,038,073.80                      6.60%
      11.001  -      12.000 .....................        847                  26,934,795.61                      8.87%
      12.001  -      13.000 .....................      1,150                  34,818,523.84                     11.47%
      13.001  -      14.000 .....................      2,538                  77,685,526.65                     25.60%
      14.001  -      15.000 .....................      3,295                  96,491,743.49                     31.80%
      15.001  -      16.000 .....................      1,087                  30,070,635.15                      9.91%
      16.001  -      17.000 .....................        323                   8,178,962.16                      2.69%
      17.001  -      18.000 .....................         53                   1,107,678.51                      0.36%
      18.001  -      19.000 .....................          3                      60,145.00                      0.02%
                                                      --------        ---------------------              -----------------
                      Total .....................     10,014          $      303,541,483.96                    100.00%
                                                      ========        =====================              =================

                                                          Min:        8.500%
                                                          Max:        18.500%
                                         WA by Credit Balance:      13.613%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                    Page 14                  [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

MAXIMUM COUPON RATES

                                                                                   % OF AGGREGATE
                                                          PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                              NUMBER    OUTSTANDING AS OF THE   OUTSTANDING AS OF THE
RANGE OF MAXIMUM COUPON RATES (%)            OF LOANS       CUT-OFF DATE             CUT-OFF DATE
---------------------------------            --------   ---------------------   ----------------------
     9.000 - 10.000......................          2      $      89,927.70                0.03%
    15.001 - 16.000......................         36          1,284,750.06                0.42%
    16.001 - 17.000......................         68          3,028,106.31                1.00%
    17.001 - 18.000......................        332         12,925,622.26                4.26%
    18.001 - 19.000......................        604         21,337,313.50                7.03%
    19.001 - 20.000......................        785         24,358,169.84                8.02%
    20.001 - 21.000......................      1,588         46,912,007.47               15.45%
    21.001 - 22.000......................      3,847        122,378,557.79               40.32%
    22.001 - 23.000......................      2,067         56,141,622.33               18.50%
    23.001 - 24.000......................        685         15,085,406.70                4.97%
                                              ------      ----------------              ------
              Total......................     10,014      $ 303,541,483.96              100.00%
                                              ======      ================              ======

                                                Min:      9.399%
                                                Max:      24.000%
                              WA by Current Balance:      21.128%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 15                 [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

GROSS MARGIN


---------------------------------------------------------------------------------------------------------------------------
                                                                                     % of Aggregate
                                                            Principal Balance        Principal Balance
Range of Margins (%)                        Number         Outstanding as of the   Outstanding as of the
                                            of Loans             Cut-off Date          Cut-off Date
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

     0.000 -             1.000 ............       108           $  4,881,844.03           1.61%
     1.001 -             1.500 ............       113              5,582,364.34           1.84%
     1.501 -             2.000 ............       283             10,243,389.73           3.37%
     2.001 -             2.500 ............       368             13,108,428.55           4.32%
     2.501 -             3.000 ............       440             13,487,710.87           4.44%
     3.001 -             3.500 ............       420             12,827,544.69           4.23%
     3.501 -             4.000 ............       454             13,787,955.20           4.54%
     4.001 -             4.500 ............       982             27,903,681.05           9.19%
     4.501 -             5.000 ............     1,165             36,672,320.80          12.08%
     5.001 -             5.500 ............     1,614             49,009,620.09          16.15%
     5.501 -             6.000 ............     1,788             51,840,522.87          17.09%
     6.001 -             6.500 ............       908             27,106,792.85           8.93%
     6.501 -             7.000 ............       600             16,590,648.25           5.47%
     7.001 -             7.500 ............       453             12,637,680.48           4.16%
     7.501 -             8.000 ............       189              4,715,327.83           1.55%
     8.001 -             8.500 ............       103              2,494,979.63           0.82%
     8.501 -             9.000 ............        22                559,737.70           0.18%
     9.001 -            10.000 ............         4                 90,935.00           0.03%
                                            ---------           ---------------  --------------
                                               10,014          $ 303,541,483.96         100.00%
                                            =========          ================  ==============
                                                 Min:          0.000%
                                                 Max:         10.000%
                               WA by Current Balance:         4.972%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 16                 [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

COMBINED LOAN-TO-VALUE RATIOS

                                                                                             % OF AGGREGATE
                                                                  PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                    NUMBER      OUTSTANDING AS OF THE     OUTSTANDING AS OF THE
RANGE OF COMBINED LOAN-TO-VALUE RATIOS(%)          OF LOANS         CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------          --------     ---------------------     ---------------------
       0.000 -  50.000 .........................       157      $       4,628,182.13               1.52%
      50.001 -  80.000 .........................     1,120             37,924,152.42              12.49%
      80.001 -  90.000 .........................     1,750             50,511,473.57              16.64%
      90.001 - 100.000 .........................     4,174            109,131,216.08              35.96%
     100.001 - 125.000 .........................     2,813            101,346,459.76              33.39%
                                                   --------     ---------------------     ---------------------
                 Total                              10,014      $     303,541,483.96             100.00%
                                                   ========     =====================     =====================

                                                       Min:     6.00%
                                                       Max:     125.000%
                                     WA by Current Balance:     99.32%

REMAINING TERMS TO MATURITY

                                                                                             % OF AGGREGATE
                                                                  PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                    NUMBER      OUTSTANDING AS OF THE     OUTSTANDING AS OF THE
RANGE OF REMAINING TERMS TO MATURITY (MONTHS)      OF LOANS         CUT-OFF DATE              CUT-OFF DATE
---------------------------------------------      --------     ---------------------     ---------------------
       less than 229   .........................         2      $          29,009.93               0.01%
           259 - 264   .........................         1                 23,651.69               0.01%
           265 - 270   .........................       537             15,672,195.98               5.16%
           271 - 276   .........................     9,474            287,816,626.36              94.82%
                                                   --------     ---------------------     ---------------------
                 Total                              10,014      $     303,541,483.96             100.00%
                                                   ========     =====================     =====================

                                                       Min:     219 months
                                                       Max:     276 months
                                     WA by Current Balance:     274 months

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                    Page 17                  [BEAR STEARNS LOGO]

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 2000-A

                             Computational Materials


                               COLLATERAL SUMMARY

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

DISTRIBUTION OF SEASONING

                                                                                % OF AGGREGATE
                                                    PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                    NUMBER        OUTSTANDING AS OF THE      OUTSTANDING AS OF THE
SEASONING IN MONTHS                OF LOANS            CUT-OFF DATE             CUT-OFF DATE
-------------------                --------       ---------------------      ---------------------
     0-6 .......................     9,812             $297,499,419.85               98.01%
     7-12 ......................       200                6,013,054.18                1.98%
     19+ .......................         2                   29,009.93                0.01%
                                   --------       ---------------------      ---------------------
         Total                      10,014             $303,541,483.96              100.00%
                                   ========       =====================      =====================

                                       Min:            0 months
                                       Max:            21 months
                     WA by Current Balance:            2 months

DELINQUENCY STATUS

                                                                                % OF AGGREGATE
                                                    PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                    NUMBER        OUTSTANDING AS OF THE      OUTSTANDING AS OF THE
NUMBER OF DAYS DELINQUENT          OF LOANS            CUT-OFF DATE             CUT-OFF DATE
-------------------------          --------       ---------------------      ---------------------
     Current ...................     9,736             $296,257,264.64               97.60%
     1-29 days .................       220                5,741,997.80                1.89%
     30-59 days ................        58                1,542,221.52                0.51%
                                   --------       ---------------------      ---------------------
         Total                      10,014             $303,541,483.96              100.00%
                                   ========       =====================      =====================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 18                [BEAR STEARNS LOGO]